UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 5/30/2014

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS May 30, 2014* / Unaudited

	Shares	Value

Common Stocks—31.1%

Consumer Discretionary—3.7%

Hotels, Restaurants & Leisure—0.9%

Brinker International, Inc.	180,000	$8,937,000

McDonald’s Corp.	100,000	10,143,000

		19,080,000

Media—2.0%

Cinemark Holdings, Inc.	591,430	18,641,874

Comcast Corp., Cl. A	486,500	25,395,300

		44,037,174

Multiline Retail—0.8%

Dollar General Corp.[1]	46,000	2,473,880

Macy’s, Inc.	271,800	16,278,102

		18,751,982

Consumer Staples—1.6%

Beverages—0.5%

Coca-Cola Co. (The)	273,000	11,168,430

Tobacco—1.1%

Altria Group, Inc.	270,000	11,221,200

Philip Morris International, Inc.	154,000	13,635,160

		24,856,360

Energy—4.4%

Energy Equipment & Services—0.6%

Baker Hughes, Inc.	111,300	7,848,876

Schlumberger Ltd.	63,000	6,554,520

		14,403,396

Oil, Gas & Consumable Fuels—3.8%

Apache Corp.	76,000	7,084,720

Chevron Corp.	116,100	14,255,919

ConocoPhillips	225,000	17,986,500

EOG Resources, Inc.	110,000	11,638,000

Exxon Mobil Corp.	62,920	6,325,348

HollyFrontier Corp.	118,556	5,838,883

Noble Energy, Inc.	138,000	9,945,660

Royal Dutch Shell plc, Cl. B	113,953	4,650,608

Valero Energy Corp.	104,000	5,829,200

		83,554,838

Financials—4.5%

Commercial Banks—1.4%

Bond Street Holdings, Inc., Cl. A1,2	285,000	5,130,000

Bond Street Holdings, Inc., Cl. B1,2	90,000	1,260,000

Citigroup, Inc.	253,000	12,035,210

JPMorgan Chase & Co.	91,000	5,056,870

M&T Bank Corp.	66,000	8,010,420

		31,492,500

1       OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Insurance—0.7%

ACE Ltd.	141,000	$14,623,110

Real Estate Investment Trusts (REITs)—2.4%

American Assets Trust, Inc.	205,000	7,031,500

Blackstone Mortgage Trust, Inc., Cl. A	301,450	8,959,094

Macerich Co. (The)	100,000	6,604,000

Starwood Property Trust, Inc.	1,263,430	30,815,058

		53,409,652

Health Care—4.9%

Health Care Equipment & Supplies—0.8%

Baxter International, Inc.	182,000	13,542,620

Covidien plc	45,000	3,289,950

		16,832,570

Health Care Providers & Services—1.3%

HCA Holdings, Inc.[1]	127,550	6,758,874

UnitedHealth Group, Inc.	185,000	14,731,550

Universal Health Services, Inc., Cl. B	82,000	7,344,740

		28,835,164

Pharmaceuticals—2.8%

Actavis plc[1]	85,800	18,150,132

Merck & Co., Inc.	330,500	19,122,730

Novartis AG, ADR	144,000	12,968,640

Roche Holding AG	44,000	12,981,629

		63,223,131

Industrials—3.4%

Aerospace & Defense—1.4%

Honeywell International, Inc.	260,500	24,265,575

Northrop Grumman Corp.	50,000	6,077,500

		30,343,075

Airlines—0.1%

United Continental Holdings, Inc.[1]	55,000	2,440,350

Construction & Engineering—0.9%

Quanta Services, Inc.[1]	605,000	20,539,750

Electrical Equipment—0.1%

Hubbell, Inc., Cl. B	9,500	1,111,500

Trading Companies & Distributors—0.9%

AerCap Holdings NV1	230,000	10,842,200

WESCO International, Inc.[1]	101,956	8,709,081

		19,551,281

Information Technology—3.7%

Communications Equipment—1.6%

Cisco Systems, Inc.	165,222	4,067,766

Juniper Networks, Inc.[1]	404,000	9,881,840

QUALCOMM, Inc.	168,300	13,539,735

2      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Communications Equipment (Continued)

Telefonaktiebolaget LM Ericsson, Cl. B	640,000	$7,982,375

		35,471,716

IT Services—0.4%

Accenture plc, Cl. A	100,000	8,145,000

Semiconductors & Semiconductor Equipment—0.6%

Xilinx, Inc.	285,000	13,383,600

Technology Hardware, Storage & Peripherals—1.1%

Apple, Inc.	36,879	23,344,407

Materials—1.6%

Chemicals—1.6%

Celanese Corp., Series A	116,000	7,273,200

LyondellBasell Industries NV, Cl. A	192,900	19,207,053

Methanex Corp.	168,000	9,592,800

		36,073,053

Telecommunication Services—1.3%

Diversified Telecommunication Services—1.3%

AT&T, Inc.	167,750	5,950,092

BCE, Inc.	294,000	13,503,420

Verizon Communications, Inc.	194,500	9,717,220

		29,170,732

Utilities—2.0%

Electric Utilities—1.3%

Cleco Corp.	75,000	3,902,250

Edison International	75,000	4,135,500

PPL Corp.	569,051	19,968,000

		28,005,750

Multi-Utilities—0.7%

CenterPoint Energy, Inc.	281,000	6,777,720

CMS Energy Corp.	285,000	8,478,750

		15,256,470

Total Common Stocks (Cost $512,268,828)		687,104,991

Preferred Stocks—0.3%

M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,814,670

M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,428,000

Total Preferred Stocks (Cost $6,345,341)		6,242,670

	Principal Amount

Asset-Backed Securities—10.8%

Auto Loan—5.1%

Ally Master Owner Trust, Series 2012-3, Cl. D, 2.501%, 6/15/17[3,4]	$275,000	277,530

American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[3]	260,629	261,332

3      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Auto Loan (Continued)

American Credit Acceptance Receivables Trust: (Continued)
Series 2012-3, Cl. A, 1.64%, 11/15/16[3]	$178,545	$178,954
Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	325,000	328,017
Series 2013-2, Cl. B, 2.84%, 5/15/19[3]	1,663,000	1,696,608
Series 2014-1, Cl. B, 2.39%, 11/12/19[3]	2,585,000	2,601,574
Series 2014-2, Cl. A, 0.99%, 10/10/17[3]	2,283,757	2,284,202
Series 2014-2, Cl. B, 2.26%, 3/10/20[3]	725,000	726,351

AmeriCredit Automobile Receivables Trust:
Series 2012-1, Cl. D, 4.72%, 3/8/18	1,685,000	1,782,110
Series 2012-2, Cl. D, 3.38%, 4/9/18	2,600,000	2,708,038
Series 2012-4, Cl. D, 2.68%, 10/9/18	2,345,000	2,413,434
Series 2012-5, Cl. C, 1.69%, 11/8/18	940,000	950,958
Series 2012-5, Cl. D, 2.35%, 12/10/18	1,280,000	1,304,738
Series 2013-1, Cl. C, 1.57%, 1/8/19	1,610,000	1,616,927
Series 2013-1, Cl. D, 2.09%, 2/8/19	2,415,000	2,433,807
Series 2013-1, Cl. E, 2.64%, 7/8/20[3]	595,000	598,891
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	1,735,000	1,774,771
Series 2013-4, Cl. D, 3.31%, 10/8/19	415,000	432,608
Series 2013-5, Cl. D, 2.86%, 12/8/19	3,125,000	3,204,434

California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	1,105,000	1,111,358

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	725,000	728,578
Series 2013-4, Cl. D, 3.22%, 5/20/19	505,000	518,263
Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	597,695

CarFinance Capital Auto Trust:
Series 2013-1A, Cl. A, 1.65%, 7/17/17[3]	309,486	310,583
Series 2013-2A, Cl. B, 3.15%, 8/15/19[3]	2,460,000	2,499,551
Series 2014-1A, Cl. A, 1.46%, 12/17/18[3]	758,571	759,091

CarMax Auto Owner Trust, Series 2014-2, Cl. D, 2.58%, 11/16/20	1,410,000	1,418,257

Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[3]	178,660	183,211

CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[3]	901,200	913,947
Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	324,106	326,816
Series 2014-A, Cl. A, 1.21%, 8/15/18[3]	2,506,137	2,503,873

Credit Acceptance Auto Loan Trust:
Series 2012-2A, Cl. B, 2.21%, 9/15/20[3]	270,000	273,925
Series 2013-1A, Cl. B, 1.83%, 4/15/21[3]	980,000	990,212
Series 2013-2A, Cl. B, 2.26%, 10/15/21[2]	1,200,000	1,218,095
Series 2014-1A, Cl. B, 2.29%, 4/15/22[3]	1,065,000	1,076,648

DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[3]	1,235,000	1,261,404
Series 2013-1A, Cl. D, 3.74%, 5/15/20[3]	750,000	765,919
Series 2013-2A, Cl. D, 4.18%, 6/15/20[3]	2,390,000	2,464,695
Series 2014-1A, Cl. D, 3.98%, 1/15/21[3]	1,785,000	1,813,746
Series 2014-2A, Cl. D, 3.68%, 4/15/21[3]	2,745,000	2,756,272

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. B, 2.22%, 12/15/17[3]	750,000	759,747
Series 2012-2A, Cl. C, 3.06%, 7/16/18[3]	185,000	188,844
Series 2013-2A, Cl. B, 3.09%, 7/16/18[3]	3,610,000	3,708,042
Series 2013-2A, Cl. C, 4.35%, 1/15/19[3]	1,845,000	1,916,228
Series 2014-1A, Cl. B, 2.42%, 1/15/19[3]	1,160,000	1,171,720

4      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Auto Loan (Continued)

Exeter Automobile Receivables Trust: (Continued)
Series 2014-1A, Cl. C, 3.57%, 7/15/19[3]	$1,160,000	$1,188,071
Series 2014-2A, Cl. A, 1.06%, 8/15/18[3]	570,000	570,131
Series 2014-2A, Cl. C, 3.26%, 12/16/19[3]	565,000	565,888

First Investors Auto Owner Trust:
Series 2012-1A, Cl. C, 3.54%, 11/15/17[3]	425,000	435,461
Series 2012-1A, Cl. D, 5.65%, 4/15/18[3]	770,000	807,427
Series 2013-3A, Cl. B, 2.32%, 10/15/19[3]	1,840,000	1,864,918
Series 2013-3A, Cl. C, 2.91%, 1/15/20[3]	785,000	801,344
Series 2013-3A, Cl. D, 3.67%, 5/15/20[3]	580,000	596,962
Series 2014-1A, Cl. D, 3.28%, 4/15/21[3]	1,200,000	1,213,379

Flagship Credit Auto Trust, Series 2014-1, Cl. A, 1.21%, 4/15/19[3]	1,164,877	1,165,531

Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	1,180,000	1,176,484

Ford Credit Floorplan Master Owner Trust A, Series 2012-2, Cl. C, 2.86%, 1/15/19	1,490,000	1,548,950

GM Financial Automobile Leasing Trust, Series 2014-1A, Cl. D, 2.51%, 3/20/19[3]	2,105,000	2,115,141

Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.40%, 9/25/18[3,4]	1,790,000	1,793,034

Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[3]	585,000	596,986

Santander Drive Auto Receivables Trust:
Series 2012-2, Cl. D, 3.87%, 2/15/18	1,875,000	1,957,417
Series 2012-4, Cl. D, 3.50%, 6/15/18	2,785,000	2,902,897
Series 2012-6, Cl. D, 2.52%, 9/17/18	3,340,000	3,420,843
Series 2012-AA, Cl. D, 2.46%, 12/17/18[3]	3,565,000	3,607,582
Series 2013-1, Cl. C, 1.76%, 1/15/19	2,070,000	2,091,135
Series 2013-1, Cl. D, 2.27%, 1/15/19	895,000	906,341
Series 2013-2, Cl. D, 2.57%, 3/15/19	1,260,000	1,288,007
Series 2013-3, Cl. C, 1.81%, 4/15/19	3,650,000	3,676,957
Series 2013-3, Cl. D, 2.42%, 4/15/19	905,000	917,750
Series 2013-4, Cl. D, 3.92%, 1/15/20	495,000	523,726
Series 2013-5, Cl. D, 2.73%, 10/15/19	1,560,000	1,590,265
Series 2013-A, Cl. C, 3.12%, 10/15/19[3]	3,535,000	3,655,082
Series 2014-1, Cl. D, 2.91%, 4/15/20	1,025,000	1,047,597

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[3]	1,785,000	1,817,853
Series 2013-1A, Cl. C, 3.07%, 8/15/18[3]	600,000	611,306
Series 2014-1A, Cl. A, 1.03%, 9/17/18[3]	1,034,024	1,034,515
Series 2014-1A, Cl. D, 2.88%, 1/15/20[3]	730,000	734,349

United Auto Credit Securitization Trust:
Series 2012-1, Cl. C, 2.52%, 3/15/16[3]	660,000	664,152
Series 2012-1, Cl. D, 3.12%, 3/15/18[3]	565,000	569,526
Series 2013-1, Cl. B, 1.74%, 4/15/16[3]	975,000	979,581
Series 2013-1, Cl. C, 2.22%, 12/15/17[3]	620,000	624,669
Series 2013-1, Cl. D, 2.90%, 12/15/17[3]	110,000	110,895

Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[3]	775,000	775,380

		111,759,536

5      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Credit Card—0.5%

Capital One Multi-Asset Execution Trust:
Series 2006-A11, Cl. A11, 0.241%, 6/17/19[4]	$2,255,000	$2,248,089
Series 2006-A3, Cl. A3, 5.05%, 12/17/18	3,275,000	3,522,641

Citibank Credit Card Issuance Trust:
Series 2013-A11, Cl. A11, 0.392%, 2/7/18[4]	1,825,000	1,826,933
Series 2013-A6, Cl. A6, 1.32%, 9/7/18	2,300,000	2,325,907

		9,923,570

Equipment—0.0%

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	394,925	394,247

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[3]	525,000	530,277

		924,524

Home Equity Loan—1.8%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	1,639,438	1,641,697

New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.64%, 6/25/35[4]	5,500,000	4,322,648

New Residential Advance Receivables Trust Advance Receivables Backed:
Series 2014-T1, Cl. A1, 1.274%, 3/15/45[3]	2,120,000	2,120,878
Series 2014-T1, Cl. B1, 1.671%, 3/15/45[3]	1,820,000	1,821,116

RAMP Trust, Series 2006-EFC1, Cl. M2, 0.55%, 2/25/36[4]	5,490,000	4,450,150

Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.47%, 5/25/37[3,4]	25,770,703	23,311,817

TAL Advantage LLC:
Series 2014-1A, Cl. A, 3.51%, 2/22/39[3]	1,881,750	1,918,086
Series 2014-2A, Cl. A1, 1.70%, 5/20/39[3]	660,000	661,320

		40,247,712

Loans: Other—3.4%

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.412%, 5/10/32[2,4]	20,471,161	19,857,026

Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.421%, 6/15/32[2,4]	29,630,326	24,741,323
Series 2007-1A, Cl. G2, 0.431%, 6/15/32[2,4]	10,122,874	8,553,828

Blade Engine Securitization Ltd.:
Series 2006-1A, Cl. A1, 1.151%, 9/15/41[4]	1,670,825	1,219,702
Series 2006-1A, Cl. B, 3.151%, 9/15/41[2,4]	7,051,104	4,442,195
Series 2006-1AW, Cl. A1, 0.451%, 9/15/41[2,4]	22,973,843	16,770,905

Raspro Trust, Series 2005-1A, Cl. G, 0.635%, 3/23/24[2,4]	740,548	703,521

		76,288,500

Total Asset-Backed Securities (Cost $235,162,143)		239,143,842

Mortgage-Backed Obligations—15.3%

Government Agency—9.8%

FHLMC/FNMA/FHLB/Sponsored—9.8%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	988,159	1,050,239
5.00%, 12/1/34	81,413	90,144
6.00%, 5/1/18	289,691	304,286
6.50%, 7/1/28-4/1/34	223,327	252,072

6      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

7.00%, 10/1/31	$293,278	$341,423
8.00%, 4/1/16	26,976	27,765
9.00%, 8/1/22-5/1/25	21,248	23,373

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 13.585%, 4/1/27[5]	175,321	30,190
Series 192, Cl. IO, 9.187%, 2/1/28[5]	55,062	11,406
Series 243, Cl. 6, 0.00%, 12/15/32[5,6]	195,837	38,870

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.873%, 6/1/26[7]	58,654	55,782

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034, Cl. Z, 6.50%, 2/15/28	120,045	134,502
Series 2043, Cl. ZP, 6.50%, 4/15/28	572,052	647,279
Series 2053, Cl. Z, 6.50%, 4/15/28	125,143	140,302
Series 2279, Cl. PK, 6.50%, 1/15/31	232,937	260,116
Series 2326, Cl. ZP, 6.50%, 6/15/31	101,004	114,234
Series 2426, Cl. BG, 6.00%, 3/15/17	412,574	436,415
Series 2427, Cl. ZM, 6.50%, 3/15/32	409,032	463,693
Series 2461, Cl. PZ, 6.50%, 6/15/32	577,766	652,746
Series 2500, Cl. FD, 0.651%, 3/15/32[4]	70,459	71,222
Series 2526, Cl. FE, 0.551%, 6/15/29[4]	78,917	79,497
Series 2538, Cl. F, 0.751%, 12/15/32[4]	499,792	505,717
Series 2551, Cl. FD, 0.551%, 1/15/33[4]	49,594	49,903
Series 2626, Cl. TB, 5.00%, 6/15/33	745,439	812,209
Series 2635, Cl. AG, 3.50%, 5/15/32	140,314	147,563
Series 2707, Cl. QE, 4.50%, 11/15/18	948,223	1,008,026
Series 2770, Cl. TW, 4.50%, 3/15/19	127,343	135,796
Series 3025, Cl. SJ, 24.196%, 8/15/35[4]	74,331	114,385
Series 3030, Cl. FL, 0.551%, 9/15/35[4]	984,828	986,638
Series 3645, Cl. EH, 3.00%, 12/15/20	63,808	66,284
Series 3741, Cl. PA, 2.15%, 2/15/35	3,406,649	3,479,327
Series 3815, Cl. BD, 3.00%, 10/15/20	119,847	123,561
Series 3822, Cl. JA, 5.00%, 6/15/40	492,519	526,965
Series 3840, Cl. CA, 2.00%, 9/15/18	90,988	92,685
Series 3848, Cl. WL, 4.00%, 4/15/40	1,382,277	1,434,225
Series 3857, Cl. GL, 3.00%, 5/15/40	108,727	112,518
Series 4221, Cl. HJ, 1.50%, 7/15/23	2,153,609	2,164,198

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 51.621%, 3/15/29[5]	165,507	43,577
Series 2639, Cl. SA, 0.00%, 7/15/22[5,6]	89,888	1,014
Series 2796, Cl. SD, 51.997%, 7/15/26[5]	229,284	55,500
Series 2815, Cl. PT, 2.964%, 11/15/32[5]	2,892,717	248,981
Series 2920, Cl. S, 49.408%, 1/15/35[5]	1,248,793	226,679
Series 2922, Cl. SE, 6.673%, 2/15/35[5]	301,843	55,632
Series 2937, Cl. SY, 18.481%, 2/15/35[5]	4,320,905	815,946
Series 3201, Cl. SG, 6.129%, 8/15/36[5]	1,142,820	200,828
Series 3397, Cl. GS, 12.648%, 12/15/37[5]	649,094	122,044
Series 3424, Cl. EI, 0.695%, 4/15/38[5]	378,139	52,025
Series 3450, Cl. BI, 10.413%, 5/15/38[5]	1,558,622	205,078
Series 3606, Cl. SN, 3.868%, 12/15/39[5]	674,861	103,212

7      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn.:
2.50%, 3/25/28[8]	$12,255,000	$12,473,292
3.00%, 6/18/27[8]	8,400,000	8,743,875
3.50%, 6/18/27[8]	11,925,000	12,621,867
4.00%, 6/1/27-6/13/42[8]	42,120,000	44,700,863
4.50%, 6/1/22-6/25/39[8]	43,330,000	46,854,425
5.00%, 6/1/37[8]	13,195,000	14,582,540
6.00%, 6/1/37[8]	6,075,000	6,827,732

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	3,238,693	3,445,232
5.00%, 3/1/21	226,757	241,251
5.50%, 2/1/35-4/1/39	2,677,438	2,989,921
6.50%, 5/1/17-11/1/31	1,227,292	1,352,604
7.00%, 11/1/17-7/1/35	123,868	134,904
7.50%, 1/1/33-3/1/33	2,930,772	3,482,541
8.50%, 7/1/32	10,306	11,905

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 23.133%, 6/1/23[5]	388,537	65,143
Series 252, Cl. 2, 41.812%, 11/1/23[5]	364,176	74,572
Series 303, Cl. IO, 34.30%, 11/1/29[5]	144,285	28,889
Series 308, Cl. 2, 27.674%, 9/1/30[5]	355,667	66,695
Series 320, Cl. 2, 8.81%, 4/1/32[5]	1,280,923	279,332
Series 321, Cl. 2, 0.00%, 4/1/32[5,6]	984,925	205,840
Series 331, Cl. 9, 10.66%, 2/1/33[5]	356,880	76,984
Series 334, Cl. 17, 11.286%, 2/1/33[5]	207,871	43,748
Series 339, Cl. 12, 0.00%, 6/25/33[5,6]	732,890	140,707
Series 339, Cl. 7, 0.00%, 8/1/33[5,6]	895,056	162,906
Series 343, Cl. 13, 0.00%, 9/1/33[5,6]	708,652	123,524
Series 343, Cl. 18, 0.00%, 5/1/34[5,6]	212,194	32,907
Series 345, Cl. 9, 0.00%, 1/1/34[5,6]	322,655	61,663
Series 351, Cl. 10, 0.00%, 4/1/34[5,6]	248,901	44,322
Series 351, Cl. 8, 0.00%, 4/1/34[5,6]	409,867	71,872
Series 356, Cl. 10, 0.00%, 6/1/35[5,6]	305,688	55,613
Series 356, Cl. 12, 0.00%, 2/1/35[5,6]	149,994	27,728
Series 362, Cl. 13, 0.00%, 8/1/35[5,6]	515,865	76,399
Series 364, Cl. 16, 0.00%, 9/1/35[5,6]	601,850	90,058
Series 365, Cl. 16, 0.00%, 3/1/36[5,6]	1,597,929	248,271

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87, Cl. Z, 6.50%, 6/25/23	337,033	377,898
Series 1998-61, Cl. PL, 6.00%, 11/25/28	165,907	184,071
Series 1999-54, Cl. LH, 6.50%, 11/25/29	279,030	310,531
Series 2001-51, Cl. OD, 6.50%, 10/25/31	479,642	531,141
Series 2003-130, Cl. CS, 13.80%, 12/25/33[4]	302,429	353,919
Series 2003-28, Cl. KG, 5.50%, 4/25/23	2,020,978	2,211,332
Series 2003-84, Cl. GE, 4.50%, 9/25/18	198,574	209,335
Series 2004-101, Cl. BG, 5.00%, 1/25/20	775,022	808,214
Series 2004-25, Cl. PC, 5.50%, 1/25/34	503,900	538,446
Series 2005-104, Cl. MC, 5.50%, 12/25/25	4,350,530	4,801,317
Series 2005-31, Cl. PB, 5.50%, 4/25/35	1,430,000	1,630,716
Series 2005-73, Cl. DF, 0.40%, 8/25/35[4]	2,447,512	2,450,854
Series 2006-11, Cl. PS, 24.017%, 3/25/36[4]	228,257	362,061
Series 2006-46, Cl. SW, 23.649%, 6/25/36[4]	181,219	272,520

8      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2006-50, Cl. KS, 23.65%, 6/25/36[4]	$375,107	$577,982
Series 2006-50, Cl. SK, 23.65%, 6/25/36[4]	58,079	86,693
Series 2008-14, Cl. BA, 4.25%, 3/25/23	501,792	527,507
Series 2008-75, Cl. DB, 4.50%, 9/25/23	805,264	850,121
Series 2009-113, Cl. DB, 3.00%, 12/25/20	2,199,681	2,269,262
Series 2009-36, Cl. FA, 1.09%, 6/25/37[4]	664,790	678,814
Series 2009-37, Cl. HA, 4.00%, 4/25/19	1,041,653	1,088,537
Series 2009-70, Cl. NT, 4.00%, 8/25/19	85,885	89,740
Series 2009-70, Cl. TL, 4.00%, 8/25/19	3,444,773	3,599,357
Series 2010-43, Cl. KG, 3.00%, 1/25/21	898,849	932,836
Series 2011-15, Cl. DA, 4.00%, 3/25/41	356,722	375,479
Series 2011-3, Cl. EL, 3.00%, 5/25/20	3,707,308	3,825,097
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,352,080	1,467,773
Series 2011-38, Cl. AH, 2.75%, 5/25/20	97,877	100,861
Series 2011-82, Cl. AD, 4.00%, 8/25/26	1,853,792	1,947,153

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 41.835%, 3/17/31[5]	152,699	24,251
Series 2001-65, Cl. S, 20.88%, 11/25/31[5]	340,785	73,525
Series 2001-81, Cl. S, 20.456%, 1/25/32[5]	89,776	23,471
Series 2002-47, Cl. NS, 27.899%, 4/25/32[5]	214,229	53,042
Series 2002-51, Cl. S, 28.084%, 8/25/32[5]	196,691	48,700
Series 2002-52, Cl. SD, 34.924%, 9/25/32[5]	270,894	70,516
Series 2002-60, Cl. SM, 23.051%, 8/25/32[5]	289,806	46,758
Series 2002-7, Cl. SK, 19.788%, 1/25/32[5]	90,565	20,559
Series 2002-75, Cl. SA, 25.087%, 11/25/32[5]	418,252	99,063
Series 2002-77, Cl. BS, 19.963%, 12/18/32[5]	181,124	44,516
Series 2002-77, Cl. SH, 32.089%, 12/18/32[5]	135,226	30,507
Series 2002-89, Cl. S, 47.46%, 1/25/33[5]	652,145	174,989
Series 2002-9, Cl. MS, 22.751%, 3/25/32[5]	119,099	24,437
Series 2002-90, Cl. SN, 23.952%, 8/25/32[5]	149,232	26,103
Series 2002-90, Cl. SY, 30.064%, 9/25/32[5]	72,681	11,928
Series 2003-33, Cl. SP, 22.203%, 5/25/33[5]	391,378	86,359
Series 2003-46, Cl. IH, 0.00%, 6/25/23[5,6]	788,518	109,965
Series 2004-54, Cl. DS, 39.241%, 11/25/30[5]	253,488	48,705
Series 2004-56, Cl. SE, 8.371%, 10/25/33[5]	534,161	127,110
Series 2005-12, Cl. SC, 10.182%, 3/25/35[5]	153,457	30,472
Series 2005-19, Cl. SA, 47.382%, 3/25/35[5]	2,994,440	569,454
Series 2005-40, Cl. SA, 48.677%, 5/25/35[5]	682,679	132,458
Series 2005-52, Cl. JH, 5.382%, 5/25/35[5]	1,547,142	243,194
Series 2005-6, Cl. SE, 57.276%, 2/25/35[5]	1,120,199	204,083
Series 2005-93, Cl. SI, 13.148%, 10/25/35[5]	865,768	139,509
Series 2008-55, Cl. SA, 0.00%, 7/25/38[5,6]	650,719	74,511
Series 2009-8, Cl. BS, 0.00%, 2/25/24[5,6]	781,757	63,132
Series 2012-40, Cl. PI, 1.932%, 4/25/41[5]	4,909,121	842,570

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.456%, 9/25/23[7]	151,945	147,385

		216,607,036

9      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

GNMA/Guaranteed—0.0%

Government National Mortgage Assn. I Pool: 8.50%, 8/15/17-12/15/17	$24,974	$26,945

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 62.298%, 2/16/32[5]	340,340	63,439
Series 2002-41, Cl. GS, 46.331%, 6/16/32[5]	183,340	33,632
Series 2002-76, Cl. SY, 54.857%, 12/16/26[5]	878,632	204,250
Series 2007-17, Cl. AI, 15.474%, 4/16/37[5]	2,558,355	479,365
Series 2011-52, Cl. HS, 11.236%, 4/16/41[5]	2,981,093	591,837

		1,399,468

Non-Agency—5.5%

Commercial—4.2%

Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	1,890,000	2,033,637
Series 2006-6, Cl. AM, 5.39%, 10/10/45	3,460,000	3,756,932

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.19%, 9/26/35[3,4]	1,736,118	1,786,755

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.41%, 10/25/35[4]	2,072,209	2,058,779

Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 0.83%, 6/25/35[4]	5,000,000	4,556,210

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM, 5.568%, 10/12/41[4]	1,780,000	1,944,153

CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.352%, 1/15/46[4]	2,170,000	2,315,739

Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.136%, 12/10/49[4]	1,860,000	2,097,625
Series 2013-GC11, Cl. D, 4.606%, 4/10/46[3,4]	675,000	627,956

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.50%, 10/25/35[4]	3,373,194	3,323,051

COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.777%, 6/10/46[4]	3,460,000	3,738,340
Series 2012-CR4, Cl. D, 4.576%, 10/15/45[3,4]	180,000	175,203
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[3,4]	280,000	266,656
Series 2013-CR7, Cl. D, 4.355%, 3/10/46[3,4]	735,000	676,900

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[3,5,6]	12,088,897	406,344
Series 2012-CR5, Cl. XA, 0.135%, 12/10/45[5]	6,036,303	615,893

Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	1,963,704	1,578,233
Series 2006-C1, Cl. AJ, 5.463%, 2/15/39[4]	1,000,000	1,061,624
Series 2006-C4, Cl. AM, 5.509%, 9/15/39	620,000	672,141

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[4]	1,600,000	1,676,345

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.621%, 9/26/36[3,4]	788,265	797,233

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[3,4]	260,000	279,808

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 0.80%, 11/25/35[4]	1,059,451	822,527

FREMF Mortgage Trust:
Series 2011-K702, Cl. B, 4.77%, 4/25/44[3,4]	1,525,000	1,651,270
Series 2012-K501, Cl. C, 3.486%, 11/25/46[3,4]	175,000	179,988
Series 2013-K25, Cl. C, 3.618%, 11/25/45[3,4]	350,000	336,463
Series 2013-K26, Cl. C, 3.60%, 12/25/45[3,4]	255,000	244,450

10      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

FREMF Mortgage Trust: (Continued)
Series 2013-K27, Cl. C, 3.497%, 1/25/46[3,4]	$400,000	$379,547
Series 2013-K28, Cl. C, 3.494%, 6/25/46[3,4]	420,000	397,525
Series 2013-K502, Cl. C, 3.196%, 3/25/45[3,4]	720,000	732,180
Series 2013-K712, Cl. C, 3.368%, 5/25/45[3,4]	730,000	721,195
Series 2013-K713, Cl. C, 3.165%, 4/25/46[3,4]	480,000	466,985

GCCFC Commercial Mortgage Trust:
Series 2006-GG7, Cl. AM, 5.82%, 7/10/38[4]	200,000	217,543
Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[4]	2,785,000	3,087,188

GE Capital Commercial Mortgage Corp., Series 2005-C4, Cl. AJ, 5.311%, 11/10/45[4]	1,595,000	1,621,763

GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.598%, 4/10/38[4]	895,000	958,118
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[3]	377,939	381,191
Series 2013-GC14, Cl. D, 4.776%, 8/10/46[3,4]	100,000	94,983

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[3,4]	1,887,896	1,779,287

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.25%, 7/25/35[4]	664,350	669,689

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	1,750,000	1,789,100
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[4]	1,165,000	1,245,902

JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	1,591,953	1,467,954

JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.621%, 9/26/36[3,4]	3,012,746	3,023,146
Series 2009-5, Cl. 1A2, 2.612%, 7/26/36[3,4]	1,397,375	1,191,349

LB-UBS Commercial Mortgage Trust, Series 2006-C4, Cl. AM, 5.855%, 6/15/38[4]	1,085,000	1,181,232

Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[4]	2,315,000	2,523,491

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.663%, 11/15/45[3,4]	545,000	530,702
Series 2013-C7, Cl. D, 4.303%, 2/15/46[3,4]	645,000	604,476
Series 2013-C8, Cl. D, 4.172%, 12/15/48[3,4]	485,000	448,429

Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	4,050,000	4,438,861
Series 2007-IQ15, Cl. AM, 5.909%, 6/11/49[4]	1,700,000	1,881,697

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.054%, 11/26/36[2,4]	1,955,506	1,171,674

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.395%, 6/26/46[3,4]	2,961,932	2,994,457

Structured Adjustable Rate Mortgage Loan Trust:
Series 2004-10, Cl. 2A, 2.432%, 8/25/34[4]	1,143,455	1,141,269
Series 2007-6, Cl. 3A1, 4.475%, 7/25/37[4]	1,516,794	1,195,402

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.89%, 5/10/63[3,4]	240,000	226,517

Wachovia Bank Commercial Mortgage Trust:
Series 2005-C17, Cl. AJ, 5.224%, 3/15/42[4]	910,000	936,701
Series 2005-C22, Cl. AM, 5.33%, 12/15/44[4]	605,000	640,538
Series 2007-C30, Cl. AM, 5.383%, 12/15/43	350,000	381,954

WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.378%, 12/25/35[4]	1,052,314	1,024,272

Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR10, Cl. 1A1, 2.614%, 6/25/35[4]	3,493,839	3,574,263
Series 2006-AR8, Cl. 2A4, 2.624%, 4/25/36[4]	794,003	780,857

11      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

Wells Fargo Mortgage-Backed Securities Trust: (Continued)
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[4]	$1,316,810	$1,249,005
Series 2006-AR7, Cl. 2A4, 2.613%, 5/25/36[4]	147,886	139,955
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	957,338	994,614
Series 2007-AR3, Cl. A4, 5.675%, 4/25/37[4]	50,965	50,132
Series 2007-AR8, Cl. A1, 6.015%, 11/25/37[4]	1,118,176	1,041,089

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.459%, 12/15/45[3,4]	280,000	268,648
Series 2012-C7, Cl. E, 4.847%, 6/15/45[3,4]	500,000	495,436
Series 2012-C8, Cl. E, 4.877%, 8/15/45[3,4]	545,000	544,977
Series 2013-C11, Cl. D, 4.183%, 3/15/45[3,4]	278,000	262,996
Series 2013-C15, Cl. D, 4.485%, 8/15/46[3,4]	625,000	590,398

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0%, 3/15/44[3,5,6]	18,928,353	1,190,887

		92,409,829

Multi-Family—0.1%

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Cl. 1A2A, 5.356%, 6/25/36[4]	866,254	809,228

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Cl. 2A3, 2.613%, 3/25/36[4]	568,091	570,769

		1,379,997

Residential—1.2%

Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.93%, 6/25/35[4]	4,000,000	3,406,116

Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.822%, 2/10/51[4]	1,635,000	1,837,135

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	383,585	347,896
Series 2007-C, Cl. 1A4, 5.339%, 5/20/36[4]	368,220	360,946

Banc of America Mortgage Securities Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	1,231,434	1,161,488

Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 1.952%, 11/25/34[4]	2,901,237	2,507,708

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.26%, 7/25/36[4]	736,315	719,700

CD Commercial Mortgage Trust, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[4]	1,500,000	1,592,563

Countrywide Alternative Loan Trust:
Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,392,985	1,310,205
Series 2005-J10, Cl. 1A17, 5.50%, 10/25/35	5,603,692	5,173,872

Countrywide Asset-Backed Certificates, Series 2004-6, Cl. M5, 1.42%, 8/25/34[4]	1,182,633	997,522

Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	1,309,264	1,245,616
Series 2006-6, Cl. A3, 6.00%, 4/25/36	569,685	548,619

GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[4]	19,698	18,215

GSR Mortgage Loan Trust, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	460,996	444,903

Home Equity Mortgage Trust:
Series 2005-HF1, Cl. A2B, 0.85%, 2/25/36[4]	561,058	536,593
Series 2005-HF1, Cl. A3B, 0.85%, 2/25/36[4]	422,584	404,157

12      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Residential (Continued)

RAMP Trust, Series 2005-RS2, Cl. M4, 0.87%, 2/25/35[4]	$4,469,000	$3,996,430

Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.685%, 10/25/36[4]	820,136	808,547

		27,418,231

Total Mortgage-Backed Obligations (Cost $330,120,213)		339,214,561

U.S. Government Obligations—2.5%

United States Treasury Nts.:
0.625%, 5/31/17	26,924,000	26,779,903
0.875%, 4/30/17-5/15/17	24,423,000	24,497,238
1.625%, 4/30/19	4,530,000	4,552,826

Total U.S. Government Obligations (Cost $55,700,673)		55,829,967

Non-Convertible Corporate Bonds and Notes—20.1%

Consumer Discretionary—2.7%

Auto Components—0.2%

Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	1,551,000	1,686,712

TRW Automotive, Inc.:
4.50% Sr. Unsec. Nts., 3/1/21[3]	1,125,000	1,195,313
7.25% Sr. Unsec. Nts., 3/15/17[3]	1,719,000	1,976,850

		4,858,875

Automobiles—0.6%

Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[3]	1,775,000	1,792,590
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,218,000	1,857,478

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	4,731,000	5,548,786

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[3]	1,771,000	2,021,154

Hyundai Capital America, 1.45% Sr. Unsec. Nts., 2/6/17[3]	1,960,000	1,969,759

		13,189,767

Hotels, Restaurants & Leisure—0.3%

Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	560,000	562,427

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	1,860,000	1,873,881

Starwood Hotels & Resorts Worldwide, Inc.:
7.15% Sr. Unsec. Unsub. Nts., 12/1/19	944,000	1,130,748
7.375% Sr. Unsec. Nts., 11/15/15	638,000	693,391

Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	1,748,000	1,951,105

		6,211,552

Household Durables—0.2%

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	1,782,000	1,906,740

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	1,845,000	1,904,963

Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	521,000	522,387

		4,334,090

Media—0.8%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	786,000	961,140

13      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	$995,000	$1,448,006

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	1,832,000	1,905,657

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	1,245,000	1,315,511

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	1,696,000	1,823,200

Historic TW, Inc.:
8.05% Sr. Unsec. Nts., 1/15/16	311,000	343,675
9.15% Debs., 2/1/23	201,000	280,994

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	1,000,000	1,032,740

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	1,887,000	1,910,587

Numericable Group SA, 4.875% Sr. Sec. Nts., 5/15/19[3]	2,018,000	2,060,883

Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[3]	433,000	457,483

Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	2,038,000	1,996,610

Time Warner, Inc., 4.875% Sr. Unsec. Nts., 3/15/20	1,409,000	1,588,518

WPP Finance 2010, 4.75% Sr. Unsec. Nts., 11/21/21	1,421,000	1,563,398

		18,688,402

Multiline Retail—0.2%

Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	1,886,000	2,022,880

Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	2,212,000	2,225,555

		4,248,435

Specialty Retail—0.2%

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	649,000	710,787

L Brands, Inc.:
7.00% Sr. Unsec. Nts., 5/1/20	211,000	241,595
8.50% Sr. Unsec. Nts., 6/15/19	1,368,000	1,658,700

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	960,000	968,489

		3,579,571

Textiles, Apparel & Luxury Goods—0.2%

Levi Strauss & Co., 7.625% Sr. Unsec. Nts., 5/15/20	1,737,000	1,884,645

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,755,000	1,737,450

		3,622,095

Consumer Staples—0.8%

Beverages—0.3%

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,646,000	2,573,926

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	1,996,000	1,988,515

Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[3]	1,522,000	1,544,348

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[3]	1,050,000	1,145,449

		7,252,238

Food & Staples Retailing—0.1%

Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	1,033,000	1,103,575

Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	371,000	374,681

		1,478,256

14      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Food Products—0.2%

Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	$1,412,000	$1,476,449
8.50% Sr. Unsec. Nts., 6/15/19	1,440,000	1,813,852

Tyson Foods, Inc., 6.60% Sr. Unsec. Nts., 4/1/16	1,728,000	1,903,226

		5,193,527

Tobacco—0.2%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,127,000	1,903,004

Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	1,045,000	1,032,588

Reynolds American, Inc., 6.75% Sr. Unsec. Nts., 6/15/17	986,000	1,140,365

		4,075,957

Energy—2.7%

Energy Equipment & Services—0.3%

Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	507,000	554,354

Nabors Industries, Inc.:
2.35% Sr. Unsec. Nts., 9/15/16[3]	1,532,000	1,568,742
4.625% Sr. Unsec. Nts., 9/15/21	1,013,000	1,092,511
5.00% Sr. Unsec. Nts., 9/15/20	611,000	680,679

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	809,000	867,549

Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	1,588,000	1,783,545

		6,547,380

Oil, Gas & Consumable Fuels—2.4%

Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	1,895,000	1,989,750

Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	820,000	1,019,850

Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[3]	950,000	1,112,711

Chesapeake Energy Corp., 6.625% Sr. Unsec. Nts., 8/15/20	1,746,000	2,020,995

Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	1,590,000	1,768,875

CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	605,000	568,618

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	1,606,000	1,619,789

Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	1,892,000	2,026,097

DCP Midstream LLC, 5.375% Sr. Unsec. Nts., 10/15/15[3]	1,290,000	1,354,171

DCP Midstream Operating LP, 3.875% Sr. Unsec. Nts., 3/15/23	2,112,000	2,141,270

El Paso Pipeline Partners Operating Co. LLC, 4.10% Sr. Unsec. Nts., 11/15/15	790,000	828,531

Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	1,201,000	1,230,748

EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	1,544,000	1,567,824

Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[3]	14,000,000	14,945,000

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[3]	1,851,000	1,919,491
5.45% Sr. Unsec. Nts., 10/14/21[3]	1,107,000	1,232,428

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	367,000	416,221

Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	1,668,000	1,813,950

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	1,466,000	1,489,163

15      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	$1,907,000	$1,930,838

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	939,000	995,553

Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	1,078,000	1,186,716
4.75% Sr. Unsec. Nts., 3/15/24	888,000	964,664

Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25% Sr. Unsec. Nts., 5/1/23	1,945,000	1,998,488

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	1,800,000	1,948,500

Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	1,026,000	1,086,033

Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[3]	1,390,000	1,518,412

		52,694,686

Financials—7.7%

Capital Markets—1.5%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[3]	1,579,000	1,586,604

Blackstone Holdings Finance Co. LLC, 5% Sr. Unsec. Nts., 6/15/44[3]	2,017,000	2,100,405

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[3]	1,057,000	1,180,881

Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	2,130,000	2,425,582

Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,9]	5,993,000	4,854,330

Goldman Sachs Group, Inc. (The):
4.00% Sr. Unsec. Nts., 3/3/24	802,000	817,010
5.70% Jr. Sub. Perpetual Bonds[4,9]	2,019,000	2,130,443

Lazard Group LLC, 4.25% Sr. Unsec. Nts., 11/14/20	1,678,000	1,761,494

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[3]	3,115,000	3,594,308

Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[4,9]	6,000,000	5,280,000

Morgan Stanley:
5.00% Sub. Nts., 11/24/25	3,588,000	3,810,779
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,143,861

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	1,864,000	1,893,703

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,675,695

		34,255,095

Commercial Banks—3.4%

Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	1,582,000	1,638,349

Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	1,818,000	2,502,064

Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	1,704,000	1,865,735

Barclays Bank plc, 3.75% Sr. Unsec. Nts., 5/15/24	1,506,000	1,524,950

Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43	1,705,000	2,087,053
5.95% Jr. Sub. Perpetual Bonds, Series D4,9	1,960,000	1,977,150

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[3]	1,775,000	2,128,390

Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[3,4,9]	3,022,000	3,205,209

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	4,460,000	4,665,160

JPMorgan Chase & Co.:
6.75% Jr. Sub. Perpetual Bonds[4,9]	1,648,000	1,788,080
7.90% Jr. Sub. Perpetual Bonds, Series 1[4,9]	4,500,000	5,096,250

Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[3]	2,922,000	3,418,506

16      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Banks (Continued)

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,4,9]	$2,765,000	$2,930,900

Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	298,285

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U4,9	1,900,000	2,023,500

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[3,4,9]	1,705,000	1,839,269

SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	1,987,000	2,092,778

Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[4,9]	11,000,000	10,780,000

Wells Fargo & Co.:
7.98% Jr. Sub. Perpetual Bonds, Series K4,9	18,000,000	20,587,500
5.90% Jr. Sub. Perpetual Bonds, Series S4,9	2,010,000	2,118,038

		74,567,166

Consumer Finance—0.1%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	1,757,000	1,871,205

Diversified Financial Services—0.4%

Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K4,9	1,768,000	2,003,349

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	1,655,000	1,632,509

Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	2,538,000	2,712,528

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	1,880,000	1,915,250

		8,263,636

Insurance—1.8%

AIA Group Ltd., 4.875% Sr. Unsec. Nts., 3/11/44[3]	1,492,000	1,574,467

Aon plc, 4.60% Sr. Unsec. Nts., 6/14/44	1,320,000	1,318,011

Arch Capital Group US, Inc., 5.144% Sr. Unsec. Nts., 11/1/43	1,692,000	1,842,639

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,583,000	1,653,418

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[3]	1,485,000	1,573,313

Genworth Holdings, Inc., 4.80% Sr. Unsec. Nts., 2/15/24	2,951,000	3,149,278

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[3]	2,276,000	2,371,649

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[4]	3,080,000	3,141,600

Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	356,000	358,127

MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39	10,000,000	15,650,000

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[4]	1,281,000	1,295,411

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[3,4,9]	2,955,000	3,171,454

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,4]	1,743,000	1,869,368

		38,968,735

Real Estate—0.0%

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	800,000	801,106

Real Estate Investment Trusts (REITs)—0.5%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	861,000	937,021
5.90% Sr. Unsec. Nts., 11/1/21	983,000	1,135,181

ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2% Sr. Unsec. Nts., 2/6/17[3]	1,908,000	1,921,841

CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	946,000	953,102

17      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	$1,907,000	$1,911,767

Hospitality Properties Trust:
4.65% Sr. Unsec. Nts., 3/15/24	963,000	992,597
5.125% Sr. Unsec. Nts., 2/15/15	1,497,000	1,509,594

National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	1,115,000	1,117,014

Prologis LP, 5.625% Sr. Unsec. Nts., 11/15/16	1,653,000	1,857,967

		12,336,084

Health Care—0.8%

Biotechnology—0.1%

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	1,154,000	1,366,434

Health Care Equipment & Supplies—0.3%

Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	1,751,000	1,829,455

CareFusion Corp.:
1.45% Sr. Unsec. Nts., 5/15/17	1,914,000	1,915,612
3.875% Sr. Unsec. Nts., 5/15/24	934,000	941,308

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	1,715,000	1,775,142

		6,461,517

Health Care Providers & Services—0.1%

CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/1/21[3]	1,525,000	1,555,500

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	1,706,000	1,859,540

		3,415,040

Life Sciences Tools & Services—0.1%

Thermo Fisher Scientific, Inc.:
4.15% Sr. Unsec. Nts., 2/1/24	605,000	638,057
5.30% Sr. Unsec. Nts., 2/1/44	717,000	799,067

		1,437,124

Pharmaceuticals—0.2%

Hospira, Inc., 5.20% Sr. Unsec. Nts., 8/12/20	1,756,000	1,928,532

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Nts., 4/15/18	1,929,000	1,929,000

Zoetis, Inc., 1.875% Sr. Unsec. Nts., 2/1/18	604,000	606,791

		4,464,323

Industrials—1.4%

Aerospace & Defense—0.3%

B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	1,897,000	2,025,048

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,722,000	1,889,895

L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	497,000	498,581
3.95% Sr. Unsec. Nts., 5/28/24	905,000	920,087

Textron, Inc.:
4.30% Sr. Unsec. Nts., 3/1/24	957,000	996,473

18      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Aerospace & Defense (Continued)

Textron, Inc.: (Continued)
6.20% Sr. Unsec. Nts., 3/15/15	$142,000	$148,217

		6,478,301

Building Products—0.1%

Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,974,000	2,022,894

Commercial Services & Supplies—0.2%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	1,786,000	1,839,580

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,604,000	2,694,640

		4,534,220

Electrical Equipment—0.1%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	1,478,000	1,474,305

Industrial Conglomerates—0.1%

General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B4,9	2,884,000	3,170,476

Machinery—0.1%

Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	938,000	992,238

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[3]	1,653,000	1,736,728

		2,728,966

Professional Services—0.1%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	1,805,000	1,836,588

Road & Rail—0.2%

Kansas City Southern de Mexico SA de CV, 3% Sr. Unsec. Nts., 5/15/23	1,687,000	1,589,225

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[3]	1,862,000	1,918,873
4.25% Sr. Unsec. Nts., 1/17/23[3]	865,000	899,923

		4,408,021

Trading Companies & Distributors—0.2%

Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	1,957,000	2,001,032

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	1,838,000	2,014,908

		4,015,940

Information Technology—0.7%

Communications Equipment—0.0%

Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23	1,114,000	1,081,357

Electronic Equipment, Instruments, & Components—0.2%

Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	449,000	457,575

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	2,032,000	2,216,144

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	2,120,000	2,266,897

		4,940,616

19      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

IT Services—0.1%

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17[8]	$1,506,000	$1,509,059
3.50% Sr. Unsec. Nts., 4/15/23	1,105,000	1,088,540

		2,597,599

Office Electronics—0.1%

Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	1,708,000	1,752,888

Technology Hardware, Storage & Peripherals—0.3%

Apple, Inc., 4.45% Sr. Unsec. Nts., 5/6/44	1,124,000	1,148,544

Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	1,789,000	1,851,770
4.75% Sr. Unsec. Nts., 6/2/14	875,000	875,000

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[3]	1,660,000	1,713,950

		5,589,264

Materials—1.7%

Chemicals—0.2%

Agrium, Inc., 3.50% Sr. Unsec. Nts., 6/1/23	1,180,000	1,185,232

LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	558,000	614,971

Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	1,750,000	1,804,687

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,443,000	1,406,958

		5,011,848

Construction Materials—0.1%

CRH America, Inc., 4.125% Sr. Unsec. Nts., 1/15/16	1,748,000	1,839,866

Containers & Packaging—0.2%

Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec.
Nts., 2/1/21	670,000	723,600

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	1,393,000	1,488,040

Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	3,292,000	3,405,584

		5,617,224

Metals & Mining—0.5%

Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	1,091,000	1,203,632

Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	845,000	822,758

BHP Billiton Finance USA Ltd., 5% Sr. Unsec. Nts., 9/30/43	512,000	562,380

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	615,052

Freeport-McMoRan Copper & Gold, Inc.:
1.40% Sr. Unsec. Nts., 2/13/15	1,800,000	1,809,680
3.875% Sr. Unsec. Nts., 3/15/23	1,135,000	1,120,539

Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,383,000	1,443,441
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	1,687,000	1,798,113

Glencore Funding LLC, 4.625% Sr. Unsec. Nts., 4/29/24[3]	1,035,000	1,051,664

		10,427,259

Paper & Forest Products—0.7%

Appvion, Inc., 9% Sec. Nts., 6/1/20[3]	15,000,000	15,018,750

20      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Telecommunication Services—0.9%

Diversified Telecommunication Services—0.8%

AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	$1,264,000	$1,208,194

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,331,000	2,129,109

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,551,000	1,816,609

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	1,100,000	1,248,500

Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[3]	329,000	330,234

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,906,000	2,405,406

T-Mobile USA, Inc., 6.25% Sr. Unsec. Nts., 4/1/21	1,730,000	1,844,613

Verizon Communications, Inc.:
4.50% Sr. Unsec. Nts., 9/15/20	4,749,000	5,252,954
6.40% Sr. Unsec. Nts., 2/15/38	859,000	1,050,937

		17,286,556

Wireless Telecommunication Services—0.1%

America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	1,718,000	1,618,480

Vodafone Group plc:
4.375% Sr. Unsec. Unsub. Nts., 2/19/43	554,000	521,666
6.25% Sr. Unsec. Nts., 11/30/32	605,000	727,629

		2,867,775

Utilities—0.7%

Electric Utilities—0.4%

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	938,000	980,303

ITC Holdings Corp.:
3.65% Sr. Unsec. Nts., 6/15/24[8]	1,670,000	1,674,415
5.30% Sr. Unsec. Nts., 7/1/43	791,000	880,743

Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[3]	888,000	960,685

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	410,461

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,293,000	1,318,917

PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	2,185,000	2,463,227

		8,688,751

Independent Power and Renewable Electricity Producers—0.0%

Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[3]	1,335,000	1,361,594

Multi-Utilities—0.3%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	1,629,000	1,828,509

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,021,000	1,067,947
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	661,000	753,482

PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	1,233,000	1,249,934

Public Service Electric & Gas Co., 4%, 6/1/44	1,650,000	1,621,917

		6,521,789

Total Non-Convertible Corporate Bonds and Notes (Cost $422,444,581)		445,455,143

21      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Convertible Corporate Bonds and Notes—0.8%

Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[2]	$13,500,000	$15,710,625

SEACOR Holdings, Inc.:
2.50% Cv. Sr. Unsec. Nts., 12/15/27	1,000,000	1,148,750
3.00% Cv. Sr. Unsec. Nts., 11/15/28[3]	666,000	660,172

Total Convertible Corporate Bonds and Notes (Cost $16,500,742)		17,519,547

Corporate Loans—2.8%

Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 6/28/19[4]	17,865,000	18,026,910

Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C2, 2.231%, 10/31/16[4]	9,925,000	9,998,058

Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[4]	9,925,000	9,951,589

Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[4,8]	5,511,840	5,526,766

International Lease Finance Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.50%, 2/26/21[4]	17,000,000	17,025,806

Total Corporate Loans (Cost $60,031,453)		60,529,129

Municipal Bond and Note—0.0%
University of Puerto Rico, 5%, 6/1/16 (Cost $258,743)	295,000	252,644

		Exercise Price	Expiration Date		Contracts

Exchange-Traded Options Purchased—0.1%

S&P 500 Index Call[1]	USD	1,930.000	6/21/14	USD	500	572,500

United States Treasury Nts., 10 yr., 8/14/14 Futures Call[1]	USD	126.000	7/25/14	USD	2,000	1,406,250

Total Exchange-Traded Options Purchased (Cost $2,022,830)						1,978,750

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)

Over-the-Counter Credit Default Swaptions Purchased—0.0%

Credit Default Swap maturing 6/20/19[1]	JPM	Buy	CDX.NA.IG.22	1.000%	10/15/14	USD 69,060	74,322

Credit Default Swap maturing 6/20/19[1]	DEU	Buy	CDX.NA.IG.22	1.000	10/15/14	USD 68,575	73,801

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $261,152)							148,123

22      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased—0.2%

Interest Rate Swap maturing 1/25/26 Put[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870%	1/21/16	JPY	5,406,000	$65,702

Interest Rate Swap maturing 2/28/27 Put[1]	JPM	Receive	Three-Month USD BBA LIBOR	4.500	2/24/17	USD	50,000	1,094,714

Interest Rate Swap maturing 4/13/26 Call[1]	JPM	Receive	Three-Month USD BBA LIBOR	3.410	4/11/16	USD	33,000	1,121,363

Interest Rate Swap maturing 4/13/26 Call[1]	JPM	Receive	Three-Month USD BBA LIBOR	3.468	4/11/16	USD	33,000	1,056,616

Interest Rate Swap maturing 4/27/26 Call[1]	JPM	Receive	Three-Month USD BBA LIBOR	3.373	4/25/16	USD	30,000	1,085,515

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,804,593)								4,423,910

	Shares

Investment Companies—21.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[10,11]	206,823,627	206,823,627

Oppenheimer Master Loan Fund, LLC[10]	13,905,007	200,940,667

Oppenheimer Ultra-Short Duration Fund, Cl. Y10	6,052,569	60,707,262

SPDR Gold Trust Exchange Traded Fund	121,000	14,572,030

Total Investment Companies (Cost $488,112,926)		483,043,586

Total Investments, at Value (Cost $2,136,034,218)	105 .8%	2,340,886,863

Liabilities in Excess of Other Assets	(5 .8)	(128,570,375)

Net Assets	100 .0%	$2,212,316,488

Footnotes to Consolidated Statement of Investments

*May 30, 2014 represents the last business day of the Fund’s reporting period. See accompanying Consolidated Notes.

1. Non-income producing security.

23      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

2. Restricted security. The aggregate value of restricted securities as of May 30, 2014 was $106,290,298, which represents 4.80% of the Fund’s net assets. See accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.412%, 5/10/32	5/14/13-7/19/13	$19,698,936	$19,857,026	$158,090
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.421%, 6/15/32	7/28/10-10/21/10	24,335,910	24,741,323	405,413
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.431%, 6/15/32	4/8/11	8,675,392	8,553,828	(121,564)
Blade Engine Securitization Ltd., Series 2006-1A, Cl. B, 3.151%, 9/15/41	11/10/09	4,638,708	4,442,195	(196,513)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.451%, 9/15/41	4/19/13-5/29/13	17,305,146	16,770,905	(534,241)
Bond Street Holdings, Inc., Cl. A	11/4/09	5,700,000	5,130,000	(570,000)
Bond Street Holdings, Inc., Cl. B	11/4/09	1,800,000	1,260,000	(540,000)
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40	9/23/13-9/25/13	14,834,742	15,710,625	875,883
Credit Acceptance Auto Loan Trust, Series 2013-2A, Cl. B, 2.26%, 10/15/21	10/22/13	1,199,662	1,218,095	18,433
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.054%, 11/26/36	10/24/12-1/1/14	990,738	1,171,674	180,936
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	5/1/13-5/8/13	2,815,341	2,930,900	115,559
Raspro Trust, Series 2005-1A, Cl. G, 0.635%, 3/23/24	6/11/13	682,779	703,521	20,742
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/10/10-5/20/14	1,915,346	1,930,838	15,492
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	11/20/13	1,838,287	1,869,368	31,081

		$106,430,987	$106,290,298	$(140,689)

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $225,401,030 or 10.19% of the Fund’s net assets as of May 30, 2014.

4. Represents the current interest rate for a variable or increasing rate security.

24      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Footnotes to Consolidated Statement of Investments Continued

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $11,217,689 or 0.51% of the Fund’s net assets as of May 30, 2014.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $203,167 or 0.01% of the Fund’s net assets as of May 30, 2014.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 30, 2014. See accompanying Consolidated Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	August 30, 2013[a]	Additions	Reductions	May 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	220,971,754	580,243,292	594,391,419	206,823,627
Oppenheimer Master Loan Fund, LLC	13,905,007	—	—	13,905,007
Oppenheimer Ultra-Short Duration Fund, Cl. Y	3,024,126	3,028,443	—	6,052,569

	Value	Income	Realized Loss

Oppenheimer Institutional Money Market Fund, Cl. E	$206,823,627	$135,554	$—
Oppenheimer Master Loan Fund, LLC	200,940,667	16,772,986[b]	2,131,231 [b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	60,707,262	113,721	—

Total	$468,471,556	$17,022,261	$2,131,231

a. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield as of May 30, 2014.

Forward Currency Exchange Contracts as of May 30, 2014
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BOA	07/2014	TRY	7,500	USD	3,490	$49,888	$—
BOA	08/2014	USD	29,617	JPY	3,040,000	—	258,792
DEU	01/2015	USD	9,227	AUD	10,600	—	475,712
MSCO	07/2014	USD	6,807	TRY	15,000	—	272,912
RBS	07/2014	USD	10,068	EUR	7,300	117,115	—

Total Unrealized Appreciation and Depreciation						$167,003	$1,007,416

25      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of May 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro BTP	EUX	Sell	6/6/14	50	$8,531,274	$(378,293)
S&P 500 Index	CME	Buy	6/19/14	22	10,568,250	82,427
S&P 500 Index	CME	Sell	6/19/14	22	10,568,250	(229,723)
United States Treasury Long Bonds	CBT	Buy	9/19/14	251	34,504,656	328,297
United States Treasury Nts., 10 yr.	CBT	Sell	9/19/14	25	3,137,891	(5,539)
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/14	532	116,915,310	(11,461)
United States Treasury Nts., 5 yr.	CBT	Sell	9/30/14	31	3,712,492	3,088
United States Treasury Ultra Bonds	CBT	Buy	9/19/14	158	23,744,438	353,469

						$142,265

Centrally Cleared Credit Default Swaps at May 30, 2014
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

iTraxx Europe Series 20 Version 1		Buy	1.000%	12/20/18	EUR 18,200	$178,701	$(508,416)

Over-the-Counter Credit Default Swaps at May 30, 2014
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.NA.IG.21	JPM	Sell	1.000%	6/20/18	USD 25,000	$(118,806)	$581,492

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Investment Grade Corporate Debt Indexes	$25,000,000	$-	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at May 30, 2014
Reference Asset	Counterparty	Pay/Receive Total Return	Floating Rate	Maturity Date	Notional Amount (000’s)	Value

Blackstone Group LP (The)	GSG	Receive	Six-Month USD BBA LIBOR plus 58 basis points	10/17/14	USD 10,054	$ (130,929)

26      OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
DEU	Deutsche Bank AG
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
TRY	New Turkish Lira

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
CDX.NA.IG.21	Market CDX North American Investment Grade High Volatility
CDX.NA.IG.22	Market CDX North American Investment Grade High Volatility
iTraxx Europe Series 20 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange

27      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or

28      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of May 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$212,549,167
Sold securities	60,750,437

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior

29      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The statement of investments have been consolidated and include investments of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At May 30, 2014, the Fund owned 7,500 shares of the Subsidiary, with a market value of $18,822,400.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded,

30      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Securities Valuation (Continued)

as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

31      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Securities Valuation (Continued)

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

32      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of May 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$81,869,156	$—	$—	$81,869,156
Consumer Staples	36,024,790	—	—	36,024,790
Energy	97,958,234	—	—	97,958,234
Financials	93,135,262	6,390,000	—	99,525,262
Health Care	108,890,865	—	—	108,890,865
Industrials	73,985,956	—	—	73,985,956
Information Technology	80,344,723	—	—	80,344,723
Materials	36,073,053	—	—	36,073,053
Telecommunication Services	29,170,732	—	—	29,170,732
Utilities	43,262,220	—	—	43,262,220
Preferred Stocks	6,242,670	—	—	6,242,670
Asset-Backed Securities	—	216,711,040	22,432,802	239,143,842
Mortgage-Backed Obligations	—	339,214,561	—	339,214,561
U.S. Government Obligations	—	55,829,967	—	55,829,967
Non-Convertible Corporate Bonds and Notes	—	445,455,143	—	445,455,143
Convertible Corporate Bonds and Notes	—	17,519,547	—	17,519,547
Corporate Loans	—	60,529,129	—	60,529,129
Municipal Bond and Note	—	252,644	—	252,644
Exchange-Traded Options Purchased	1,978,750	—	—	1,978,750
Over-the-Counter Credit Default Swaptions Purchased	—	148,123	—	148,123
Over-the-Counter Interest Rate Swaptions Purchased	—	4,423,910	—	4,423,910
Investment Companies	282,102,919	200,940,667	—	483,043,586

Total Investments, at Value	971,039,330	1,347,414,731	22,432,802	2,340,886,863

33      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Other Financial Instruments:
Swaps, at value	$—	$581,492	$—	$581,492
Variation margin receivable	19,952	—	—	19,952
Foreign currency exchange contracts	—	167,003	—	167,003

Total Assets	$971,059,282	$1,348,163,226	$22,432,802	$2,341,655,310

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(130,929)	$—	$(130,929)
Centrally cleared swaps, at value	—	(508,416)	—	(508,416)
Variation margin payable	(89,116)	—	—	(89,116)
Foreign currency exchange contracts	—	(1,007,416)	—	(1,007,416)

Total Liabilities	$(89,116)	$(1,646,761)	$—	$(1,735,877)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1, Level 2, and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfer into Level 1*	Transfer out of Level 2*	Transfer into Level 2**	Transfer out of Level 3**

Assets Table
Investments, at Value:
Common Stocks
Energy	$5,921,428	$(5,921,428)	$—	$—
Heath Care	4,864,259	(4,864,259)	—	—
Asset-Backed Securities	—	—	27,445,088	(27,445,088)

Total Assets	$10,785,687	$(10,785,687)	$27,445,088	$(27,445,088)

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

** Transferred from Level 3 to Level 2 due to the availability of market data for this security.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market

34      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Risk Exposures and the Use of Derivative Instruments (Continued)

factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

35      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended May 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $56,283,061 and $21,734,594, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

36      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Risk Exposures and the Use of Derivative Instruments (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

During the period ended May 30, 2014, the Fund had an ending monthly average market value of $67,467,993 and $129,296,122 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the

37      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Risk Exposures and the Use of Derivative Instruments (Continued)

contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended May 30, 2014, the Fund had an ending monthly average market value of $1,798,910 and $447,112 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

38      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Risk Exposures and the Use of Derivative Instruments (Continued)

As of May 30, 2014 the Fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swaps and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

39      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Risk Exposures and the Use of Derivative Instruments (Continued)

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the period ended May 30, 2014, the Fund had ending monthly average notional amounts of $21,912,959 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the period ended May 30, 2014, the Fund had ending monthly average notional amounts of $9,161,601 on total return swaps which are long the reference asset.

40      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended May 30, 2014, the Fund had an ending monthly average market value of $8,055,175 on purchased swaptions.

As of May 30, 2014 the Fund had no outstanding written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

41      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of May 30, 2014, the Fund has required certain counterparties to post collateral of $5,006,060.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

42      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Risk Exposures and the Use of Derivative Instruments (Continued)

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Restricted Securities

As of May 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 30, 2014 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

43      OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued
Federal Taxes (Continued)

Federal tax cost of securities	$2,141,303,418
Federal tax cost of other investments	(74,272,000)

Total federal tax cost	$2,067,031,418

Gross unrealized appreciation	$246,755,377
Gross unrealized depreciation	(47,005,658)

Net unrealized appreciation	$199,749,719

44      OPPENHEIMER CAPITAL INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 7/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 7/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 7/9/2014